UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                 ---------------

                                   FORM 8-K/A

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                                  JULY 23, 2007
                Date of Report (Date of earliest event reported)

                            COLONIAL COMMERCIAL CORP.
               (Exact name of Registrant as Specified in Charter)


             NEW YORK                 1-6663               11-2037182
  (State or other Jurisdiction    (Commission File       (IRS Employer
        of Incorporation)             Number)          Identification No.)

          275 WAGARAW ROAD, HAWTHORNE,                    07506
                   NEW JERSEY
    (Address of Principal Executive Offices)            (Zip Code)

        Registrant's Telephone Number, Including Area Code: 973-427-8224

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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ITEM  4.02      NON-RELIANCE  ON  PREVIOUSLY  ISSUED  FINANCIAL  STATEMENTS OR A
RELATED  AUDIT  REPORT  OR  COMPLETED  INTERIM  REVIEW

On May 21, 2007, the Company reported on Form 8-K that its Board of Directors had determined to restate the Company's financial statements for the year ended December 31, 2006 to correct the treatment of vendor rebates. On May 21, 2007, the Company filed this restatement on Form 10-K/A using the cumulative effect transition method pursuant to the guidance contained in SAB 108.

Subsequent communications with the Securities and Exchange Commission ("SEC") found that the Company had improperly applied the guidance in SAB 108, specifically, the effect on materiality of the incorrect treatment of vendor rebates on net income for 2004. The Audit Committee and management of the Company concurred with the SEC and determined that it is necessary to restate the Company's financial statements for the years ended December 31, 2004, 2005 and 2006, as they relate to the treatment of vendor rebates. Accordingly, the Company's financial statements for the years ended December 31, 2004, 2005 and 2006 should no longer be relied upon.

The Company's Form 10-Q for the quarter ended March 31, 2007 will be amended for the purposes of changing the disclosure of the adoption of SAB 108 and the disclosure of accounting related to vendor rebates.

The Audit Committee and management of the Company discussed this matter with Weiser LLP, the Company's former independent accounting firm for the years ended December 31, 2004, 2005 and 2006, and with Eisner LLP, the Company's current independent accounting firm for the period beginning January 1, 2007. On July 23, 2007, the Audit Committee and management of the Company decided to proceed with the restatement.

The Company is planning to complete and file Form 10-K/A (Amendment Number 2) on or before August 15, 2007, but cannot be certain when the actual filing will be completed.

ITEM  8.01  OTHER  EVENTS

Reference is made to the vendor rebates adjustment described in Item 4.02 above. As a result of this adjustment, 2007 Form 10-Q filings will be compared to 2006 figures with the described vendor rebate adjustment and therefore will not be consistent with the 2006 quarterly information previously presented in the Company's Form 10-Q filings for the fiscal year ended 2006.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        COLONIAL COMMERCIAL CORP.
                                        -------------------------
                                              (Registrant)

                                            /s/ William Salek
                                            -----------------
                                              William Salek
Date: July 25, 2007                       Chief Financial Officer